UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2011

Investors Capital Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	333-43664	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East
Lynnfield, MA  01940
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐  (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))+

Item 5.05  Amendments to the Registrant’s Code of Ethics.

On September 6, 2011 the Registrant amended and restated its Code of Business Conduct and Ethics to incorporate an addendum covering confidentiality, insider trading and trading blackout periods, to further delineate the applicability of the Code to the various classes of persons subject to the Code, and to improve clarity and readability.  A copy of the amended Code is set forth in Exhibit 5.05 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

By /s/ Timothy B. Murphy

Timothy B. Murphy, Chief Executive Officer

Date:  September 9, 2011

EXHIBIT INDEX

Exhibit No.	Description

5.05	Amended and restated Code of Business Conduct and Ethics of Registrant dated September 6, 2011.

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